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                                                                      EXHIBIT 32

                               CERTIFICATE OF THE
                   CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
                          OFFICER OF NORTH BANCORP INC.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

Each of William A. Kirsten, Chief Executive Officer, and Susan A. Norris, Chief Financial Officer, of North Bancorp Inc., certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350) that:

(1) The annual report on Form 10-K for the fiscal year ended December 31, 2003, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and;

(2) The information contained in this annual report on Form 10-K for the fiscal year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of North Bancorp Inc.

                                          NORTH BANCORP, INC.

Dated: March 26, 2004                     By: /s/ William A. Kirsten
                                              -------------------------------
                                              William A. Kirsten
                                              President and Chief Executive
                                              Officer

                                          By: /s/ Susan A. Norris
                                              -------------------------------
                                              Susan A Norris
                                              Vice President and Chief Financial
                                              Officer